UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2026

BitGo Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43057	82-3998490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Reid Street, Suite 307, PMB# 9793
Sioux Falls, SD 57103
(Address of principal executive offices, including zip code)

(650) 847-0009
Registrant’s Telephone Number, Including Area Code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 Per Share	BTGO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement

On August 27, 2026, BitGo Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Gotham Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub 1”), Project Gotham Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Sub 2”), NYDIG IHC LLC, a Delaware limited liability company (“Seller”), and NYDIG IF Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Seller (the “Target Company”).

Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, the Company will acquire the Target Company through a two-step merger: (i) Merger Sub 1 will merge with and into the Target Company, with the Target Company continuing as the surviving entity (the “First Merger”), and (ii) immediately thereafter, the Target Company will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a direct, wholly owned subsidiary of the Company (together with the First Merger, the “Mergers”). Upon consummation of the Mergers, which will occur promptly after the execution of the Merger Agreement, all outstanding limited liability company interests of the Target Company were canceled, and Seller became entitled to receive the merger consideration described below.

Consideration: The aggregate consideration payable to Seller in connection with the Mergers consists of: (i) cash consideration of $7,000,000 (subject to a holdback and customary adjustments for indebtedness, cash, net working capital and transaction expenses); (ii) shares of the Company's common stock, par value $0.0001 per share (“Company Common Stock”), issuable at closing (the “Closing Consideration Shares”), with an aggregate value of approximately $35,500,000; (iii) a contingent right to receive $10,000,000 in cash upon the achievement of a specified revenue milestone; and (iv) a contingent right to receive up to $5,000,000 in cash, together with additional shares of Company Common Stock (the “Earn-Out Consideration Shares” and together with the Closing Consideration Shares, the “Shares”) upon the achievement of a second specified revenue milestone. In connection with the closing, the Company also expects to grant certain transferred employees restricted stock units with a target value of $5,000,000 in the aggregate and cash retention awards with an aggregate target value of $5,000,000, which restricted stock units and cash retention awards will vest in full upon the achievement of a second specified revenue milestone.

Representations, Warranties, Covenants and Indemnification: The Merger Agreement contains customary representations, warranties and covenants of the parties, as well as customary indemnification provisions subject to certain limitations, including caps and thresholds, and customary exceptions (including for fundamental representations and fraud).

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Seller, the Target Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Seller, the Target Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registration Rights Agreement

On August 27, 2026, the Company and Seller entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement (at the Company’s sole expense) registering the Shares (the “Registration Statement”) by the earlier of (i) 180 days after the closing of the Merger and (ii) 5 calendar days after the Company becomes eligible to file a registration statement on Form S-3. In addition, the Company agreed to use its reasonable best efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 60th calendar day following the initial filing date of the Registration Statement if the SEC notifies the Company that it will “review” the Registration Statement and (b) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Merger Agreement and related transactions contemplated thereby (including, without limitation, the Mergers) and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Merger Agreement and the Registration Rights Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

On August 27, 2026, the Company issued a press release announcing that it had entered into the Merger Agreement described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the Mergers and the transactions contemplated thereby, including statements regarding the anticipated benefits of the Mergers, the issuance of the Shares and the achievement of certain financial metrics. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to, the risk that the anticipated benefits of the transaction may not be realized, the highly volatile nature of digital assets, technical issues in connection with the integration of supported digital assets and changes and upgrades to their underlying network, heightened scrutiny of BitGo’s industry and operations, the theft, loss, or destruction of private keys required to access any digital assets held in custody for BitGo’s own account or for BitGo’s clients, errors in executing client transactions or managing our own trading activities, and the other factors discussed in the Company's Annual Report on Form 10-K filed with the SEC on March 27, 2026, and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of August 27, 2026, by and among BitGo Holdings, Inc., Project Gotham Merger Sub I, Inc., Project Gotham Merger Sub II LLC, NYDIG IHC LLC and NYDIG IF Holdings LLC.*

2.2	Registration Rights Agreement, dated as of August 27, 2026, by and between BitGo Holdings, Inc. and NYDIG IHC LLC.
99.1	Press Release, dated August 27, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BitGo Holdings, Inc.

Date:	August 27, 2026	By:	/s/ Edward Reginelli
Edward Reginelli
Chief Financial Officer